Registration No. 33-12
File No. 811-4401
Rule 497(e)

NORTH TRACK FUNDS, INC.

Supplement Dated March 30, 2007
To
Statement of Additional Information Dated February 12, 2007

Change in Chief Compliance Officer
By action of the Board of Directors of North Track Funds, Inc. (“North Track”), Elizabeth A. Watkins, the Chief Compliance Officer of Ziegler Capital Management, LLC and B.C. Ziegler and Company, North Track’s Advisor and Distributor, was appointed to serve as Chief Compliance Officer of North Track effective March 30, 2007. Prior to joining Ziegler Capital Management, LLC and B.C. Ziegler and Company in 2003, Ms. Watkins served as Compliance Consultant to Northwestern Mutual Investment Services from 2002 to 2003 and as Vice President of Brokerage Services at Oberweis Securities, Inc. from 1999 to 2002.